UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

Innospec Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13879

Delaware	981081725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Innospec Manufacturing Park,

Oil Sites Road,

Ellesmere Port,

CH65 4EY,

United Kingdom

(Address of principal executive offices, including zip code)

+44 151 355 3611

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 18, 2010, Innospec Inc. (“Innospec” or the “Company”, NASDAQ: IOSP) reached settlement with the United States Department of Justice, the U.S. Securities and Exchange Commission, and the U.S. Department of the Treasury’s Office of Foreign Assets Control in relation to investigations concerning the Company’s actions under the United Nations Oil for Food Program, the Foreign Corrupt Practices Act and violations of the U.S. Cuban Assets Control Regulations. This resolution was approved on the same day by the U.S. District Court for the District of Columbia. In accordance with that ruling, Innospec has agreed to pay the relevant U.S. authorities up to $27.5 million in total fines, penalties and disgorgement of profits over a period of four years.

An independent external compliance monitor will be appointed for a minimum period of three years to evaluate and report to the Company’s management and applicable government authorities on Innospec’s progress in operating its enhanced compliance program, which is designed to promote the Company’s adherence to high ethical standards.

Also on March 18, 2010, in connection with the UK Serious Fraud Office investigations pertaining to related matters, Innospec’s UK subsidiary, Innospec Limited, pled guilty in Southwark Crown Court, England, to charges of conspiracy to corrupt. The Crown Court has deferred sentencing, but indicated that the sentence would not exceed $12.7 million.

The Company recorded total accruals of $40.2 million in its financial statements for potential settlement of the U.S. and the UK investigations in the third and fourth quarters of 2009, and does not anticipate the need to make further accruals in relation to resolution of the matters discussed above.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Such forward-looking statements include statements (covered by words like “expects”, “anticipates”, “may”, “believes” or similar words or expressions), for example, which relate to operating performance, events or developments that we expect or anticipate will or may occur in the future (including, without limitation, statements regarding growth and strategy). Although forward-looking statements are believed by management to be reasonable when made, caution should be exercised not to place undue reliance on such statements because they are subject to certain risks, uncertainties and assumptions, including in respect of the general business environment, regulatory actions or changes. If the risks or uncertainties materialize or assumptions prove incorrect or change, our actual performance or results may differ materially from those expressed or implied by such forward-looking statements and assumptions. Additional information regarding risks, uncertainties and assumptions relating to the Company and affecting our business operations and prospects are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other reports filed with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors”. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

Date: March 19, 2010	By:	/s/ Andrew Hartley
Andrew Hartley
Vice President & General Counsel

3